Exhibit 4.2

SEE LEGEND ON REVERSE

NUMBER	SHARES

SHARING ECONOMY INTERNATIONAL INC.

COMMON STOCK	COMMON STOCK

CUSIP 819534108

INCORPORATED UNDER THE LAWS OF THE STATE OF

NEVADA	SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

SPECIMEN

is the Owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF

SHARING ECONOMY INTERNATIONAL INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness this facsimile seal of said Corporation and the facsimile signatures of its duly authorized officers. Dated:

COUNTERSIGNED AND REGISTERED:

EMPIRE STOCK TRANSFER INC.

Transfer Agent and Registrar

BY:
	AUTHORIZED SIGNATURE	SECRETARY	PRESIDENT

The following abbreviations, when used in the inscription of the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common TEN ENT – as tenants by the entireties JT TEN – as joint tenants with right of survivorship and not as tenants in common	UNIF GIFT MIN ACT - _________Custodian________ (Cust) (Minor) under Uniform Gifts to Minors Act __________________________ (State)

Additional abbreviations may also be used though not in the above list.

For Value Received, ______hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER

(PLEASE PRINT OR TYPE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

__________________________________________________________________________Shares of the Common Stock represented by this Certificate and hereby irrevocably constitutes and appoints

________________________________________________________________________ Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated ____________________
	NOTICE	THE SIGNATURES(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.
SIGNATURE(S) GUARANTEED

NOTICE

THE SIGNATURES(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATION AND CREDIT UNIONS) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO S.E.C. RULE 17AD-15.